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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - October 1, 2001


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                              TRIAD HOSPITALS, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                         000-29816                75-2816101
 (State or other jurisdiction of      (Commission File Number)       (IRS Employer
          Incorporation)                                          Identification No.)


     13455 Noel Road, Suite 2000               75240
            Dallas, Texas                    (Zip Code)
 (Address of principal executive offices)

                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.


     On October 1, 2001, Triad Hospitals, Inc. issued the press release attached as an exhibit to this current report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibit.

         99.1 Press Release issued by Triad Hospitals, Inc. on October 1, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRIAD HOSPITALS, INC.



                                      By: /s/ Donald P. Fay
                                          -------------------------------
                                          Donald P. Fay
                                          Executive Vice President,
                                          Secretary and General Counsel


Date: October 1, 2001


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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release issued by Triad Hospitals, Inc. on October 1, 2001.




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